                     SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                            FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                           August 8, 1997




                   CHARTER ONE FINANCIAL, INC.
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    (Exact name of Registrant as specified in its Charter)




    Delaware                 0-16311                  34-1567092
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(State or other         (Commission File          (IRS Employer
 jurisdiction of             Number)            Identification
 incorporation)                                         No.)




1215 Superior Avenue, Cleveland, Ohio                    44114
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (216) 566-5300
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ITEM 5.     OTHER EXHIBITS

   Attached as Exhibit 99.1 is the Registrant's press release dated
   August 8, 1997 announcing the termination of its stock repurchase program.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

       (c)  The following exhibit is filed as part of this
            Report:

          99.1  Press release dated August 8, 1997.

                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CHARTER ONE FINANCIAL, INC.



Date: August 8, 1997          By:   /s/ Robert J. Vana
                                   -----------------------------
                                   Robert J. Vana
                                   Chief Corporate Counsel and
                                     Secretary



                          EXHIBIT INDEX




Exhibit
Number                        Description

99.1      Press Release dated August 8, 1997.